Exhibit 10.21


                      EMPLOYMENT AGREEMENT


     This Agreement, dated as of December 8, 1998, is made by and between Consolidated Freightways Corporation, and Consolidated
Freightways Corporation of Delaware, Delaware corporations
(hereinafter, together with any successor Corporation(s), the "Company"), and W. Roger Curry (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its President and Chief Executive Officer;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for an additional three (3) years after December 31, 1998.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:


                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2001, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2000, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Board of Directors of the Company, or the Chief Executive Officer of the parent company of any company that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board or Chief Executive Officer may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or Chief Executive Officer, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

     2.4 Directorships. Executive will be nominated for reelection to the Company's Boards of Directors throughout the term of this Agreement under the applicable provisions of the Company's Certificate of Incorporation and By-Laws. At the request of the Company's shareholders, Executive agrees to serve as a Director of the Company's Board of Directors at no additional compensation.


                           Article 3.

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 65% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation to which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those considered by the Compensation Committee of the Board of Directors in 1998 (attached hereto), with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.
                           Article 5.

     5.1 Non-disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel.
In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

      5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from termination of employment.

     5.3  Waiver of Claims.   Executive shall also waive any
known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.

                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date performance against the selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives,
(iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and
(iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus four years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional four years, had continued to receive the same amount of Base Salary for that
period, and continued to receive   Target Bonus.   In addition,
Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the Chief Executive Officer at the parent company of the Company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executive's duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in
Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

            (f)  the liquidation or dissolution of the Company.

     6.7   Excise  Tax  Gross-Up.   In  the  event  it  shall  be
determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any
additional   payments  required  under  this   Section   6.7   (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any
income,   employment   and   other  taxes   (including,   without
limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-
Up   Payment   or  applicable  provisions  of  the   Code.    All
determinations  required  to be made  under  this   Section  6.7,
including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up"
benefits described in Section 6.7.   Executive benefits under the
Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.


                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company's headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1       Executive may not assign, pledge or
encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to
be a waiver of any subsequent breach.   No delay in exercising
any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways
                         Corporation
                         175 Linfield Drive
                         Menlo Park, CA  94025
                         Attn:  Chairman of Compensation
                         Committee

          To Executive:  W. Roger Curry


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgment. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.


7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity.   The Company and its Affiliates shall
indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this Agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways
                                Corporation


                              /s/Robert W. Hatch
                              Robert W. Hatch
                              Chairman, Compensation Committee
                              Consolidated Freightways
                                Corporation

                              Executive:


                              /s/W.Roger Curry
                              W. Roger Curry
                              President and Chief Executive
                                Officer
                              Consolidated Freightways
                                Corporation






                      EMPLOYMENT AGREEMENT


     This Agreement, dated as of December 8, 1998, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Patrick H. Blake (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its Executive Vice President - Operations;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for an additional two (2) years after December 31, 1998.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:



                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2000, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2000, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Chief Executive Officer of the Company, or the Chief Operating Officer of the parent company of any company that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board or Chief Operating Officer of an acquiring parent company may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or Chief Operating Officer of an acquiring parent company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 50% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation to which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those considered by the Compensation Committee of the Board of Directors in 1998 (attached hereto), with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.
                           Article 5.

     5.1 Non-disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel.
In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

      5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from termination of employment.

     5.3  Waiver of Claims.   Executive shall also waive any
known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.


                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus).
Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date performance against the selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives,
(iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and
(iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that
period, and continued to receive   Target Bonus.  Executive shall
also be entitled to retire on or after his 55th birthday with an unreduced pension. In addition, Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the Chief Operating Officer of an acquiring parent company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executive's duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

            (f)  the liquidation or dissolution of the Company.

     6.7   Excise  Tax  Gross-Up.   In  the  event  it  shall  be
determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any
additional   payments  required  under  this   Section   6.7   (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any
income,   employment   and   other  taxes   (including,   without
limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-
Up   Payment   or  applicable  provisions  of  the   Code.    All
determinations  required  to be made  under  this   Section  6.7,
including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up"
benefits described in Section 6.7.   Executive benefits under the
Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.


                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company's headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1       Executive may not assign, pledge or
encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to
be a waiver of any subsequent breach.   No delay in exercising
any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways
                         Corporation
                         175 Linfield Drive
                         Menlo Park, CA  94025
                         Attn:  Chairman of Compensation
                         Committee

          To Executive:  Patrick H. Blake


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgment. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity.   The Company and its Affiliates shall
indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this Agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways
                                Corporation


                              /s/W. Roger Curry
                              W. Roger Curry
                              President and Chief Executive
                                Officer
                              Consolidated Freightways
                                Corporation

                              Executive:


                              /s/Patrick H. Blake
                              Patrick H. Blake
                              Executive Vice President -
                                Operations
                              Consolidated Freightways
                                Corporation




                      EMPLOYMENT AGREEMENT


     This Agreement, dated as of December 8, 1998, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and David F. Morrison (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its Executive Vice President and Chief Financial Officer;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for an additional two (2) years after December 31, 1998.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:



                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2000, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2000, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Chief Executive Officer of the Company, or the Chief Financial Officer of the parent company of any company that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board or Chief Financial Officer of an acquiring parent company may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or Chief Financial Officer of an acquiring parent company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 50% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation to which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those considered by the Compensation Committee of the Board of Directors in 1998 (attached hereto), with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.
                           Article 5.

     5.1 Non-disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel.
In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

      5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from termination of employment.

     5.3  Waiver of Claims.   Executive shall also waive any
known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.


                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus and health benefits, age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date performance against the selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives,
(iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and
(iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that
period, and continued to receive   Target Bonus.   In addition,
Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the Chief Financial Officer of an acquiring parent company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executive's duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

            (f)  the liquidation or dissolution of the Company.

     6.7   Excise  Tax  Gross-Up.   In  the  event  it  shall  be
determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any
additional   payments  required  under  this   Section   6.7   (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any
income,   employment   and   other  taxes   (including,   without
limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-
Up   Payment   or  applicable  provisions  of  the   Code.    All
determinations  required  to be made  under  this   Section  6.7,
including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up"
benefits described in Section 6.7.   Executive benefits under the
Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.


                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company's headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1       Executive may not assign, pledge or
encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to
be a waiver of any subsequent breach.   No delay in exercising
any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways
                         Corporation
                         175 Linfield Drive
                         Menlo Park, CA  94025
                         Attn:  Chairman of Compensation
                         Committee

          To Executive:  David F. Morrison


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgment. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity.   The Company and its Affiliates shall
indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this Agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways
                                Corporation


                              /s/W. Roger Curry
                              W. Roger Curry
                              President and Chief Executive
                                Officer
                              Consolidated Freightways
                                Corporation

                              Executive:


                              /s/David F. Morrison
                              David F. Morrison
                              Executive Vice President & Chief
                                Financial Officer
                              Consolidated Freightways
                                Corporation





                      EMPLOYMENT AGREEMENT


     This Agreement, dated as of December 8, 1998, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Joseph Schillaci (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its Executive Vice President - Sales and Marketing;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for an additional two (2) years after December 31, 1998.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:


                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2000, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2000, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Chief Executive Officer of the Company, or the senior sales and marketing executive of the parent company of any company that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board or senior sales and marketing executive of an acquiring parent company may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or senior sales and marketing executive of an acquiring parent company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 50% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation to which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those considered by the Compensation Committee of the Board of Directors in 1998 (attached hereto), with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.
                           Article 5.

     5.1 Non-disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel.
In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

      5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from termination of employment.

     5.3  Waiver of Claims.   Executive shall also waive any
known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.


                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits, age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date performance against the selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives,
(iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and
(iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that
period, and continued to receive   Target Bonus.   In addition,
Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the senior sales and marketing executive of an acquiring parent company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity,
(vi) material reduction in Executive's duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

            (f)  the liquidation or dissolution of the Company.

     6.7   Excise  Tax  Gross-Up.   In  the  event  it  shall  be
determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any
additional   payments  required  under  this   Section   6.7   (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any
income,   employment   and   other  taxes   (including,   without
limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-
Up   Payment   or  applicable  provisions  of  the   Code.    All
determinations  required  to be made  under  this   Section  6.7,
including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up"
benefits described in Section 6.7.   Executive benefits under the
Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.


                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company's headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1       Executive may not assign, pledge or
encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to
be a waiver of any subsequent breach.   No delay in exercising
any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways
                         Corporation
                         175 Linfield Drive
                         Menlo Park, CA  94025
                         Attn:  Chairman of Compensation
                         Committee

          To Executive:  Joseph R. Schillaci


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgment. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity.   The Company and its Affiliates shall
indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this Agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways
                                Corporation


                              /s/W. Roger Curry
                              W. Roger Curry
                              President and Chief Executive
                                Officer
                              Consolidated Freightways
                                Corporation

                              Executive:


                              /s/Joseph R. Schillaci
                              Joseph R. Schillaci
                              Executive Vice President - Sales &
                                Marketing
                              Consolidated Freightways
                                Corporation



                      EMPLOYMENT AGREEMENT


     This Agreement, dated as of December 8, 1998, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Robert E. Wrightson (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its Senior Vice President and Controller;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for an additional two (2) years after December 31, 1998.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:



                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2000, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2000, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Chief Financial Officer of the Company, or the Chief Financial Officer of the parent company of any company that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board or Chief Financial Officer may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or Chief Financial Officer, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 50% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation to which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those considered by the Compensation Committee of the Board of Directors in 1998 (attached hereto), with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.
                           Article 5.

     5.1 Non-disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel.
In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

      5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from termination of employment.

     5.3  Waiver of Claims.   Executive shall also waive any
known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.


                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits, and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus).
Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date performance against the selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives,
(iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and
(iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that
period, and continued to receive   Target Bonus.   In addition,
Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the Chief Financial Officer at the parent company of the Company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executive's duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in
Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

            (f)  the liquidation or dissolution of the Company.

     6.7   Excise  Tax  Gross-Up.   In  the  event  it  shall  be
determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any
additional   payments  required  under  this   Section   6.7   (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any
income,   employment   and   other  taxes   (including,   without
limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-
Up   Payment   or  applicable  provisions  of  the   Code.    All
determinations  required  to be made  under  this   Section  6.7,
including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up"
benefits described in Section 6.7.   Executive benefits under the
Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.


                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company's headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1       Executive may not assign, pledge or
encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to
be a waiver of any subsequent breach.   No delay in exercising
any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways
                         Corporation
                         175 Linfield Drive
                         Menlo Park, CA  94025
                         Attn:  Chairman of Compensation
                         Committee

          To Executive:  Robert E. Wrightson


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgment. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity.   The Company and its Affiliates shall
indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this Agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways
                                Corporation


                              /s/W. Roger Curry
                              W. Roger Curry
                              President and Chief Executive
                                Officer
                              Consolidated Freightways
                                Corporation

                              Executive:


                              /s/Robert E. Wrightson
                              Robert E. Wrightson
                              Senior Vice President & Controller
                              Consolidated Freightways
                                Corporation




                      EMPLOYMENT AGREEMENT


     This Agreement, dated as of December 8, 1998, is made by and between Consolidated Freightways Corporation, and Consolidated Freightways Corporation of Delaware, Delaware corporations (hereinafter, together with any successor Corporation(s), the "Company"), and Stephen D. Richards (hereinafter "Executive").

                            Recitals

     Whereas, Executive is currently employed by the Company as its Senior Vice President and General Counsel;

     Whereas, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to be continued to be employed by the Company on and after the date hereof; and

     Whereas, the Company wishes to be assured that Executive will be available to the Company for an additional two (2) years after December 31, 1998.

     Now, Therefore, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows:



                           Article 1.
                        Term of Agreement

     1.1 Commencement Date. Executive's employment with the Company under this Agreement shall commence as of the date of this Agreement ("Commencement Date") and shall expire on December 31, 2000, unless further extended pursuant to Section 1.2 or terminated earlier pursuant to Article 6. Notwithstanding the foregoing, this Agreement shall automatically terminate upon Executive's attainment of age sixty-five (65).

     1.2 Renewal. The term of this Agreement shall be automatically renewed as of each January 1, beginning with January 1, 2000, for one (1) additional year unless either party delivers written notice to the other at least thirty (30) days prior to such December 31 of an intention to terminate this Agreement upon the then current termination date. In the event of a Change-in-Control, the term of this Agreement shall automatically be extended for one additional year.

                           Article 2.
                        Employment Duties

     2.1 Title/Responsibilities. Executive hereby accepts employment with the Company pursuant to the terms and conditions hereof. Executive agrees to serve the Company in his current position at the corporate headquarters. Executive shall report to the Chief Executive Officer of the Company, or the General Counsel of the parent company of any company that may acquire the Company. Executive shall have the powers and duties commensurate with such position, including but not limited to, hiring personnel necessary to carry out the responsibilities for such position as set forth in the annual business plan approved by the Board of Directors of the Company.

     2.2 Full Time Attention. Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services as the Board or General Counsel of an acquiring parent company may reasonably request, provided that Executive may also serve on the Boards of Directors of one or more other companies with the prior consent of the Board and may serve on the governing bodies of such charitable organizations as Executive determines.

     2.3 Other Activities. Except upon the prior written consent of the Board of Directors or General Counsel of an acquiring parent company, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate"), provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation.

                           Article 3.

     3.1 Base Salary. Executive shall receive a base salary at an annual rate of not less than his current salary payable weekly in equal installments in accordance with the Company's normal payroll practices ("Base Salary"). The Company's Board of Directors shall provide Executive with annual performance reviews, and, thereafter, Executive shall be entitled to such increase in Base Salary as the Board of Directors or a duly authorized Committee thereof may from time to time establish in its sole discretion, which, subject to performance, shall be commensurate with the increases for the other senior executives of the Company and its Affiliates. Any increase in salary shall automatically increase the Base Salary payable by the Company.

     3.2 Incentive Bonus. The Company shall provide Executive an annual bonus plan targeting cash payment of 50% of Base Salary annually with an opportunity to earn double that amount based upon achievement by the Company against performance objectives approved by the Board of Directors or Committee thereof annually ("Target Bonus"). The Board of Directors or Committee thereof shall, in its sole discretion, determine the extent to which such performance objectives have been obtained. Objectives under which a Target Bonus will be earned shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates and substantially consistent with past practice.

     3.3 Withholdings. All compensation and benefits payable to Executive hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

                           Article 4.
                 Benefits and Other Compensation

     4.1 Vacation. Executive shall be entitled to the greater of four (4) weeks of annual paid vacation or the amount of annual paid vacation to which Executive is entitled as of the date hereof or may become entitled under the terms of the current vacation policy for employees of the Company and its Affiliates, whichever is greater.

     4.2 Benefits. During the term of this Agreement, the Company shall also provide Executive with the usual health insurance benefits it generally provides to its other senior officers of the Company and its Affiliates. The Company shall provide Executive with the right to participate in and to receive benefits from life, accident, disability, medical, retirement medical, pension, supplemental retirement, 401(k), car allowance, bonus, long-term incentive, stock awards, profit-sharing and savings plans, and similar benefits made available either generally to employees of the Company or specifically to other senior executive officers of the Company and its Affiliates as such plans and benefits may be adopted by the Company. The amount of such benefits shall be substantially consistent with benefits provided to other senior executive officers of the Company and its Affiliates and past practices (excluding the extraordinary restricted stock grant). Target long-term incentives shall be at least as much as those considered by the Compensation Committee of the Board of Directors in 1998 (attached hereto), with any increase establishing a new minimum target. Any objectives under such target long-term incentives shall be achievable in a manner substantially consistent with the senior executive officers of the Company and its Affiliates.

     4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement. Such expenses shall be reimbursed and accounted for under the policies and procedures established by the Company and the Audit Committee of the Board of Directors.
                           Article 5.

     5.1 Non-disclosure of Proprietary Information - Non Competition. Executive shall execute upon request the Company's standard Non-Disclosure Agreement for officers of the Company and its Affiliates in a form acceptable to the Company's counsel.
In any event, Executive shall maintain the confidentiality and not use confidential information of the Company during his term of employment and for two years following termination of his employment. While employed hereunder, Executive shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliates (provided that Executive may own less than two percent (2%) of the outstanding securities of any publicly traded corporation).

      5.2 No Solicitation of Employees. As a condition of receiving benefits under this Agreement, Executive may not directly solicit employees or full-time consultants of the Company to leave during his employment with the Company or for a period of two years from termination of employment.

     5.3  Waiver of Claims.   Executive shall also waive any
known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Executive shall sign an appropriate release if so requested upon termination of employment.

     5.4 Return of Property. All documents, records, apparatus, equipment and other physical property which if furnished to or obtained by Executive in the course of his employment with the Company shall be and remain the sole property of the Company. Executive agrees that, upon the termination of his employment, he shall return all such property (whether or not it pertains to the Company's proprietary information), and agrees not to make or retain copies, reproductions or summaries of any such property.


                           Article 6.
                           Termination

     6.1 By Death. The period of employment shall terminate automatically upon the death of Executive. In such event, the Company shall pay to Executive's beneficiaries or his estate, as the case may be, any accrued Base Salary, pro-rata Target Bonus based upon performance to date of death relative to target performance, any vested deferred compensation (other than pension plan, supplemental retirement, 401(k), or profit-sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which Executive is a participant to the full extent of Executive's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), and six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter, the Company's obligations hereunder shall terminate.

     6.2 By Disability. If Executive is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 60 days in the aggregate in any 365-day period, or if a determination is made by a qualified physician selected by the Company and acceptable to Executive or Executive's representative that continued employment with the Company by Executive would jeopardize Executive's physical or mental health, then, to the extent permitted by law, the Company may terminate the employment on the 60th day of such incapacity or following such a determination by a qualified physician. In such event, the Company shall pay to Executive all Accrued Compensation, and shall pay to Executive in a lump sum a total of six (6) months' additional Base Salary, Target Bonus, health benefits and age and service credit under the Company's defined benefit pension plan and supplemental pension plan (as if the Executive had continued to perform services for such period with the same amount of Base Salary and Target Bonus). Thereafter the Company's obligations hereunder shall terminate. Nothing in this Agreement shall affect Executive's rights under any disability plan in which he is an eligible participant.

     6.3 By Company for Cause. The Company may terminate Executive's employment for Cause (as defined below) without liability at any time with or without advance notice to Executive. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (a) any intentional action or intentional failure to act by Executive which was performed in bad faith and to the material detriment of the Company; (b) intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of the Board; (c) willful and habitual neglect of his duties of employment; or (d) conviction of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event.

     6.4 At Will. At any time, the Company may terminate Executive's employment without liability other than as set forth below, for any reason not specified in Section 6.3 above, by giving thirty (30) days advance written notice to Executive. If the Company elects to terminate Executive pursuant to this
Section 6.4, the Company shall pay to Executive all Accrued Compensation and shall pay to Executive as provided herein Executive's Base Salary, Target Bonus and continue to pay the benefits described in Section 4.2 (except as otherwise explicitly provided in this Section 6.4) over the period equal to the remaining term of this Agreement, and thereafter all obligations of the Company shall terminate. Notwithstanding the preceding sentence, Executive shall receive (i) his incentive bonus as described in Section 3.2 only for the proportion of the Company's fiscal year in which termination occurs based upon the Company's year-to-date performance against the selected objectives, (ii) his long-term incentive compensation, if any, only for the proportion of the applicable period based on the Company's performance to date of termination against selected objectives,
(iii) additional age and service credits under the Company's defined benefit pension plan and supplemental retirement plan for the remainder of the then current term of this Agreement as if Executive had continued to perform services for such period, and
(iv) acceleration of vesting in full for all stock awards, whether stock options, restricted stock, or otherwise, then held by Executive. All such severance compensation amounts shall be earned and become payable in full immediately upon termination of employment. If the Company terminates this Agreement or the employment of Executive with the Company other than pursuant to
Section 6.1, 6.2 or 6.3, then this Section 6.4 shall apply.

If such termination under this Section 6.4 shall occur within twenty four (24) months following the occurrence of a Change-in-Control, Executive shall be paid upon termination in a lump sum Base Salary, Target Bonus and automobile allowance for the remainder of the term of this Agreement, plus three years of pension service and age credit. Executive's benefits under the Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for an additional three years, had continued to receive the same amount of Base Salary for that
period, and continued to receive   Target Bonus.   In addition,
Executive shall be entitled to continued coverage without premiums under the Company's health, dental and drug plan (substantially consistent with the terms thereof in effect on the date hereof) for himself and a spouse or minor dependent under the same terms as executive officers of the Company and its Affiliates until such Executive and spouse are eligible for Medicare or ten years, whichever is shorter. If Executive or his spouse is or becomes covered under the health plan of another employer, the Company's plan shall be secondary for as long as that coverage continues. Payment under this provision for Change-in-Control shall release the Company from payment of any other benefits specified above other than Accrued Compensation, acceleration of vesting of stock-based benefits, and any other vested rights at time of termination.

     6.5 Constructive Termination. In the event that the Company changes the terms and conditions of Executive's employment with the Company such that a "Constructive Termination" has occurred, and Executive ceases performance of services for the Company thereafter, such action shall be deemed to be a termination of employment of Executive without cause pursuant to Section 6.4. For purposes of this Agreement, "Constructive Termination" shall mean (i) reduction of Executive's Base Salary and/or Target Bonus, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for Executive made available generally to employees of the Company and its Affiliates and to other senior executives of the Company and its Affiliates which, taken as a whole, provide substantially similar benefits to those in which the Executive is entitled to participate immediately prior to the Commencement Date of this Agreement or in effect prior to the occurrence of a Change-in-Control, whichever is greater, or any action by the Company which would adversely affect Executive's participation, (iii) material reduction of Executive's benefits under any of such plans, (iv) change in Executive's responsibilities, authority, title, office, or reporting relationship resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Executive, and excluding the reporting to the General Counsel of an acquiring parent company, (v) in the case of a Change-in-Control only, a request that Executive relocate to a worksite that is more than 15 miles from his prior worksite, unless Executive accepts such relocation opportunity, (vi) material reduction in Executive's duties, (vii) failure or refusal of a successor to the Company and any parent company to assume the Company's obligations under this Agreement, as provided in Section 7.2.2, or (viii) material breach by the Company or any successor to the Company or any parent company of any of the material provisions of this Agreement.

     6.6 Change-in-Control. For purposes of this Agreement, a "Change-in-Control" shall have occurred if at any time during the term of Executive's employment hereunder, any of the following events shall occur:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

            (f)  the liquidation or dissolution of the Company.

     6.7   Excise  Tax  Gross-Up.   In  the  event  it  shall  be
determined that any payment by the Company and/or its Affiliates to or for the benefit of Executive, whether paid or payable under this Agreement or otherwise, but determined without regard to any
additional   payments  required  under  this   Section   6.7   (a
"Payment"), would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including without limitation, any interest and penalties on such taxes and the excise tax) on the Payment and on the Gross-Up Payment, Executive shall retain an amount equal to the Payment minus all applicable income and employment taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any
income,   employment   and   other  taxes   (including,   without
limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-
Up   Payment   or  applicable  provisions  of  the   Code.    All
determinations  required  to be made  under  this   Section  6.7,
including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to Executive. All fees and expenses of such accounting firm shall be borne solely by the Company.

     6.8 Termination by Executive. At any time, whether or not as a result of Executive's retirement, Executive may terminate his employment by giving thirty (30) days advance written notice to the Company. The Company shall pay Executive all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. In the event that Executive voluntarily terminates his employment with the Company during the thirteenth calendar month beginning after the occurrence of a Change-in-Control, Executive shall also receive a total of twelve (12) months' Base Salary, Target Bonus, service and pension credits and health, dental and drug benefits as if Executive's employment had been involuntarily terminated by the Company pursuant to Section 6.4 above, except that Executive shall not be entitled to any tax "gross-up"
benefits described in Section 6.7.   Executive benefits under the
Company's defined benefit pension plan and supplemental retirement plan shall be determined as if Executive had remained employed with the Company for that period.


                           Article 7.
                       General Provisions

     7.1 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and executed under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company's headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement.

     7.2  Assignment; Successors; Binding Agreement.

          7.2.1       Executive may not assign, pledge or
encumber his interest in this Agreement or any part thereof.

          7.2.2 The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

          7.2.3 This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount is at such time payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legates or other designee or, if there be no such designee, to his estate.

     7.3 Attorney Fees. The Company will reimburse Executive or Executive's successor-in-interest for all reasonable attorney fees and costs associated with bringing any action under this Agreement to enforce their rights hereunder, regardless of the outcome of such proceeding, provided the court does not find the claim was brought in bad faith.

     7.4 Non-Publication. The parties mutually agree not to disclose publicly the terms of this Agreement except to the extent that disclosure is mandated by applicable law.

     7.5 No Waiver of Breach. The waiver by any party of the breach of any provision of this Agreement shall not be deemed to
be a waiver of any subsequent breach.   No delay in exercising
any right hereunder shall be deemed to be a waiver of the party's rights hereunder.

     7.6 Notice. For the purposes of this Agreement, notices and all other communications provided for in this agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          To the Company:Consolidated Freightways
                         Corporation
                         175 Linfield Drive
                         Menlo Park, CA  94025
                         Attn:  Chairman of Compensation
                         Committee

          To Executive:  Stephen D. Richards


     7.7 Modification; Waiver; Entire Agreement. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     7.8 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     7.9 Executive Acknowledgment. Executive acknowledges (a) that he has consulted with or had had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

     7.10 Injunctive Relief. The parties agrees that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. Both parties agree that the remedy specified in this section is not exclusive of any other remedy for the breach by Executive of the terms hereof.

     7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

     7.12 No Mitigation. The Executive shall not be required to mitigate the amount of payments hereunder by seeking other employment or otherwise, and any amount earned by Executive as a result of employment by other employer after the date of termination shall not reduce the payments hereunder.

     7.13 Indemnity.   The Company and its Affiliates shall
indemnify and hold Executive harmless against any loss, cost or expense arising out of or relating to the performance of his duties to the Company and its Affiliates, and shall maintain adequate liability insurance covering such Executive's acts and omissions occurring during the term of this Agreement and for a period of six years thereafter.

     Executed by the parties as of the date and year first above written.

                              Consolidated Freightways
                                Corporation


                              /s/W. Roger Curry
                              W. Roger Curry
                              President and Chief Executive
                                Officer
                              Consolidated Freightways
                                Corporation

                              Executive:


                              /s/Stephen D. Richards
                              Stephen D. Richards
                              Senior Vice President & General
                                Counsel
                              Consolidated Freightways
                                Corporation